UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): March 10, 2006

                          STRONGHOLD TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

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           Nevada                   333-54822            22-3762832
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(State or Other Jurisdiction    (Commission File       (IRS Employer
     of Incorporation or            Number)          Identification No.)
       Organization)
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                     106 Allen Road, Basking Ridge, NJ 07920
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (908) 903-1195

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On March 13, 2006, Stronghold Technologies, Inc. (the "Company") engaged the firm of Paritz & Company, PA ("New Auditors") to serve as its independent registered public accountants for the fiscal year ending December 31, 2005. On March 10, 2006 (the "Termination Date"), the Company notified Rothstein, Kass & Company, P.C. ("Former Auditors") that it was terminating Former Auditors' services. The decision to change accountants was recommended and approved by the Company's Audit Committee and Board of Directors.

      During the two fiscal years ended December 31, 2003 and 2004, and through the Termination Date, (i) there were no disagreements between the Company and Former Auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Former Auditors would have caused Former Auditors to make reference to the matter in its reports on the Company's financial statements, and (ii) except for Former Auditors' report on the Company's December 31, 2004 financial statements, which included an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern, Former Auditors' reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2004 and 2003 and through the Termination Date, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      During the two fiscal years ended December 31, 2004 and 2003 and through the Termination Date, the Company has not consulted with New Auditors regarding either:

1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to New Auditors nor oral advice was provided that New Auditors concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
2.    Any matter that was either subject of disagreement or event, as defined in
      Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in
      Item 304(a)(1)(iv) of Regulation S-B.

      On March 15, 2006, the Company provided Former Auditors with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Former Auditors furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

EXHIBIT
NUMBER
                                   DESCRIPTION
------------------ -- ----------------------------------------------------------
16.1 Letter on change in certifying accountant dated March 15, 2006 from Former Auditors, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STRONGHOLD TECHNOLOGIES, INC.



Date: March 15, 2006                        By:/s/Christopher Carey
                                               --------------------
                                            Name: Christopher Carey
                                            Title: CEO